Note 16 - Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
16.	EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period, using the treasury stock method for options.

A reconciliation of the numerator and denominator of basic and diluted earnings (loss) per share calculations was as follows:

	Years Ended December 31
	2015	2014	2013

Net loss from continuing operations (in thousands)	$(21,095)	$(15,057)	$(19,093)
Income loss from discontinued operations (in thousands)	-	-	(6)

Net loss (in thousands)	$(21,095)	$(15,057)	$(19,099)

Weighted average shares outstanding (in thousands) – basic	1,301,465	1,362,465	1,435,778
Effect of dilutive securities:
Options and RSUs (in thousands)	-	-	-

Weighted average shares outstanding (in thousands) – diluted	1,301,465	1,362,465	1,435,778

Loss per share – basic and diluted
Continuing operations	$(0.02)	$(0.01)	$(0.01)
Discontinued operations	-	-	-
	$(0.02)	$(0.01)	$(0.01)

Certain outstanding options and RSUs were excluded from the computation of diluted EPS since their effect would have been anti-dilutive. The anti-dilutive stock options excluded and their associated exercise prices per share were 177,528,800 shares at $0.0454 to $0.2176 as of December 31, 2015, 228,666,600 shares at $0.0460 to $0.3462 as of December 31, 2014, and 247,157,450 shares at $0.0558 to $0.4792 as of December 31, 2013. The anti-dilutive RSUs excluded were 50,608,350 shares, 46,823,850 shares, and 36,215,100 shares as of December 31, 2015, 2014, and 2013, respectively.